SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Oct-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Oct-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Oct-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Oct-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    175,165,002       6,454,150          N/A 168,710,852
A-2    119,911,016       4,272,828          N/A 115,638,188
A-IO   252,289,995               0          N/A 243,118,429
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      359,746,151               0          N/A 349,660,043
R                0               0          N/A           0
Total  355,076,018      10,726,978           0  344,349,040



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      315,115               0     2.15875%
  A-2      218,213               0     2.18375%
 A-IO    1,572,775              (0)    6.18625%
  M-1       64,215               0     2.96375%
  M-2       58,009               0     3.66375%
    B       58,297               0     4.66375%
    X            0               0
    R            0               0     2.18375%
Total    2,286,623              (0)

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         32.270751    1.575573     0.000000      843.554258
A-2  22540V UG 5         30.520199    1.558665     0.000000      825.987060
A-IO 22540V UH 3          0.000000    5.410302    (0.000000)     836.320706
M-1  22540V UK 6          0.000000    2.469792     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.053125     0.000000     1000.000000
B    22540V UM 2          0.000000    3.886459     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      874.149997
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                        0            0             0
Principal Distributions:
Beginning Balance                  213,203,497  146,542,654     359,746,151
     Scheduled Principal               119,849       87,770         207,619
     Prepays (Includes Curtail)      5,912,468    3,919,776       9,832,244
     Net Liquidation Proceeds           21,123            0          21,123
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           6,053,440    4,007,546      10,060,986
     Net Realized Losses                25,122            0          25,122
Ending Balance                     207,124,935  142,535,107     349,660,043
Count                                    1,818        1,190           3,008

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          207,124,935  142,535,107     349,660,043
Ending OC Amount                                                  5,311,003

Interest Distributions:
Sched Int (Net of Serv Fee)          1,608,974    1,092,532       2,701,505
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,608,974    1,092,973       2,701,947
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0



Servicing Fee                           88,835       61,059         149,894
Trustee Fee                                888          611           1,499
Credit Risk Manager Fee                  3,109        2,137           5,246
FSA Premium                              8,758        5,996          14,754


Current  Advances                      645,212      432,665       1,077,877
Outstanding  Advances                  935,891      577,230       1,513,121

Delinquency Information

     30-59 days delinq             60-89 days delinq
Grp  Count         Bal             Count       Bal
1    91            9,589,979       21          2,227,450
2    74            6,985,263       22          2,465,947
Total165           16,575,242      43          4,693,397
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     90+ days delq
Grp  Count         Bal
1    17            1,835,565
2    11            1,317,241
Total28            3,152,805
*Note:  The above statistics do not include loans in Fore., Bank., or REO .


     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    55            5,499,698       40          4,649,911
2    36            3,965,659       19          2,353,371
Total91            9,465,357       59          7,003,282

                   REO
Grp  Count         Balance         Market Value
1    7.00          683,555.27      810,885.25
2    1.00          40,627.90       49,500.00
Total8.00          724,183.17      860,385.25


Number of Loans with Prepayment Premiums                                 59
Amount of Prepayment Premiums                                       272,167


Delinquency Rate (> 60 Days)                                         7.1610%
Rolling Three Month Delinquency Rate                                 5.7543%


Realized Losses incurred during the related Due Period               24,681
Cumulative Net Realized Losses since Startup Day                     26,151


Weighted Average Term to Maturity of Mortgage Loans                      338
Weighted Average Gross Coupon of Mortgage Loans                      9.5169%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.2215%


Net WAC (gross of FSA fee)                                           8.9944%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       18.6784%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                          21,123



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA